UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2024

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 29, 2024, Vroom, Inc. (the “Company”) substantially completed the previously announced wind-down of the Company's ecommerce operations and used vehicle dealership business (the "Ecommerce Wind-Down"). The Company ceased transactions through vroom.com, completed transactions for customers who had previously contracted with the Company to purchase or sell a vehicle, halted purchases of additional vehicles, sold substantially all of its used vehicle inventory through wholesale channels, paid off its vehicle floorplan financing facility dated November 4, 2022 with Ally Bank and Ally Financial Inc., and substantially completed a reduction-in-force commensurate with the reduced operations. The commencement of the process of winding down the ecommerce operations and used vehicle dealership business was previously disclosed by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 22, 2024 as amended by a Current Report on Form 8-K/A filed with the SEC on March 13, 2024. The unaudited pro forma financial information giving effect to the wind-down of the Company's ecommerce operations and used vehicle dealership business is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2023, and the unaudited pro forma condensed consolidated statement of operations of the Company for the years ended December 31, 2023 and 2022, and the notes related thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The unaudited pro forma condensed consolidated financial information are based on the Company's historical financial statements after giving effect to the wind-down of the Company's ecommerce operations and used vehicle dealership business. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the Ecommerce Wind-Down occurred on the dates indicated nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the Ecommerce Wind-Down may differ materially from this unaudited pro forma financial information

(d) Exhibits.

Exhibit No.	Description

99.1

Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2023, and the Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the years ended December 31, 2023 and 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: April 4, 2024	By:	/s/ Robert R. Krakowiak
Robert R. Krakowiak
Chief Financial Officer